Exhibit 10.3
First Mercury Holdings, Inc.
29621 Northwestern Highway
Southfield, MI 48034
August 17, 2005
Jerome M. Shaw
3 Grove Isle
Penthouse 1
Coconut Grove, FL 33133
Re:     Rights of Participation in Public Offering
Dear Mr. Shaw,
At and after such time as Glencoe (as defined below) has recouped its $40,000,000 investment in First Mercury Financial Corporation, a Delaware corporation (“FMFC”), plus an amount necessary to provide Glencoe with an eight percent (8%) annual return, compounded quarterly, on such amount calculated from June 7, 2004, First Mercury Holdings, Inc. (“Holdings”) hereby covenants and agrees that you and Glencoe shall be entitled to participate on a pro rata basis in any offering of equity securities to the public by Holdings pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which Glencoe’s shares are registered. For purposes hereof, “Glencoe” means Glencoe Capital, LLC, FMFC Holdings, LLC and each of their respective affiliates.

Very truly yours,

FIRST MERCURY HOLDINGS, INC.

	By:	/s/ Louis J. Manetti
	Printed Name:	Louis J. Manetti
	Title:	Secretary

Acknowledged and agreed to:

/s/ Jerome M. Shaw Jerome M. Shaw